SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 14, 2006

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, China	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On December 14, 2006, Harbin Electric, Inc. (the “Registrant”) dismissed Kabani & Company, Inc. (“Kabani”) as its independent certified public accountants. The decision was approved by the Board of Directors of the Registrant.

The report of Kabani on the Company’s financial statements for its fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion. During the Registrant’s fiscal year ended December 31, 2005 and 2004 and the subsequent interim periods preceding the termination, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kabani would have caused Kabani to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

(b) Effective December 14, 2006, Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) was engaged as the Registrant’s new independent registered accounting firm. During the two most recent fiscal years and the interim period preceding the engagement of Moore Stephens, the Registrant has not consulted with Moore Stephens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 19, 2006, Christopher Hsu resigned as a director of the Registrant. Mr. Hsu was designated as a director of the Registrant by Citadel Equity Fund Ltd. (“Citadel”), a majority holder of the Registrant's Guaranteed Senior Secured Floating Rate Notes issued pursuant to a certain Purchase Agreement dated as of August 29, 2006. Mr. Hsu resigned as a director of the Registrant due to his resignation from Citadel. Citadel intends to designate a replacement for Mr. Hsu. The decision by Mr. Hsu to resign was not the result of any disagreement with the Registrant on any matters relating to its operations, policies or practices. A copy of Mr. Hsu’s letter of resignation has been filed herewith as Exhibit 17.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006, by action of the unanimous written consent of its Board of Directors, the Registrant amended its Amended and Restated Bylaws to authorizes the Registrant to issue its shares without certificates. Sections 6.2 and 6.4 of the Registrant’s Amended and Restated Bylaws were amended in their entirety to read as follows:

“6.2 Certificates for Shares

(a) The Board may authorize the Corporation to issue some or all of its shares with or without certificates. Certificates representing shares of the Corporation shall be signed by any two of the President, Vice-President, Secretary or Treasurer as designated by the Board from time to time. Any certificate that is countersigned or otherwise authenticated by a transfer agent or transfer clerk, or by a registrar may have the facsimile of the officers’ signatures printed or lithographed up on the certificates in lieu of actual signatures. Certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

(b) The Board, from time to time, may authorize the issuance of some or all of the shares of the Corporation of any or all of its classes or series without certificates. (Such shares shall be known as ‘uncertificated shares’). Such authorization by the Board does not affect shares of the Corporation already represented certificates until they are surrendered to the Corporation. Within a reasonable time after the issue or transfer of such uncertificated shares, the Corporation shall send the shareholder a written statement of the information required by law and these Bylaws on certificates of shares of the Corporation.”

“6.4 Transfer of Shares

The transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. When shares are certificated shares, all certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.”

The amended Sections 6.2 and 6.4, filed herewith as Exhibit 4.1, replaced the following sections:

“6.2 Certificates for Shares

Certificates representing shares of the Corporation shall be signed by any two of the President, Vice-President, Secretary or Treasurer as designated by the Board from time to time. Any certificate that is countersigned or otherwise authenticated by a transfer agent or transfer clerk, or by a registrar may have the facsimile of the officers’ signatures printed or lithographed up on the certificates in lieu of actual signatures. Certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.”

“6.4 Transfer of Shares

The transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.”

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Amendment to Sections 6.2 and 6.4 of the Amended and Restated Bylaws of Harbin Electric, Inc.
17.1	Letter of resignation dated December 19, 2006 of Christopher Hsu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

Dated: December 20, 2006